EXHIBIT 10.3

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT ("SECURITY AGREEMENT") is made this 21st day of May, 2003, by, between and among, ADVANCED MEDIA, INC, a Delaware corporation ("DEBTOR"), on the one hand, and BUDDY YOUNG, an individual, ("SECURED PARTY"), on the other hand, with respect to the following:


                                    RECITALS


         A. DEBTOR has borrowed the sum of up to Five Hundred Thousand ($500,000) from Secured Party (the "DEBT");

         B. DEBTOR and SECURED PARTY now mutually desire for DEBTOR to secure the Loan in the principal sum of up to Five Hundred Thousand ($500,000) as evidenced by a SECURED PROMISSORY NOTE, dated of even date herewith, and signed by DEBTOR in favor of SECURED PARTY (the "NOTE") in said amount (the "DEBT") and for DEBTOR to pledge the personal property listed on attached Exhibit "A" security\collateral or the epayment of the DEBT (the "COLLATERAL") on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of and reliance on the mutual covenants, conditions, promises, and representations contained herein, the parties hereto agree as follows:

         1. RECITALS. The recitals stated above are incorporated herein by this reference as if set forth in full at this point.

         2. DEFINITIONS. As used in this SECURITY AGREEMENT, the following terms shall have the following meanings:

                  a. "COLLATERAL" and "SECURITY" mean the personal property set forth and fully described in attached Exhibit "A".

                  b.   "DEBTOR"   means   ADVANCED   MEDIA,   INC.,  a  Delaware
corporation.

                  c. "DEBT", "INDEBTEDNESS" and "LOAN" mean DEBTOR'S obligations represented by the NOTE executed by DEBTOR and payable to the SECURED PARTY as Holder.

                  d. "LIEN" means any security interest, mortgage, pledge, lien, attachment, claim, charge, encumbrance, agreement retaining title, or other interests in, to or covering the COLLATERAL.

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                                                                    EXHIBIT 10.3

                  e. "OBLIGATIONS" mean any and all existing and future duties, obligations, indebtedness and liabilities of DEBTOR to SECURED PARTY, including attorneys' fees incurred in enforcing this SECURITY AGREEMENT or collecting payment due under the NOTE.

                  f. "BREACH" and "DEFAULT" mean an event or omission that is or would be a breach or default under this SECURITY AGREEMENT or any other document evidencing, creating or relating to the security for and performance of the OBLIGATIONS.

                  g. "NOTE" means the SECURED PROMISSORY NOTE, of even date herewith executed by DEBTOR for the benefit of SECURED PARTY, a true and correct copy of which is attached hereto and marked as Exhibit "B".

                  h. Terms defined in the California Uniform Commercial Code not otherwise defined in this Security Agreement are used in this Security Agreement as defined in that Code on the date of this agreement.

                  i. "SECURED PARTY" and "HOLDER" mean BUDDY YOUNG, or his nominee or order.

         3. GRANT OF SECURITY INTEREST. For the purpose of providing SECURED PARTY with security for the DEBTOR's payment of the NOTE, DEBTOR hereby grants SECURED PARTY a security interest in and to the COLLATERAL, which is more specifically described and set forth in attached Exhibit "A" and which is incorporated herein by this reference. Further, DEBTOR shall execute any and all other documents necessary to grant, perfect and otherwise effect notice that SECURED PARTY has a first priority secured interest in the COLLATERAL. In this regard, DEBTOR grants SECURED PARTY the limited power of attorney to sign such documents on behalf of DEBTOR in the event DEBTOR is unable to or refuses to sign such documents. Said documents include, without limitation, a UCC-1 Financing Statement to be filed with the California Secretary of State.

         4. DEBTOR'S COVENANTS. DEBTOR shall:

                  a. make all payments to the SECURED PARTY as set forth in the NOTE;

                  b. pay all expenses, including attorneys' fees, incurred by SECURED PARTY in the perfection, preservation, realization, enforcement, and exercise of its rights under this SECURITY AGREEMENT;

                  c. indemnify SECURED PARTY against loss of any kind, including reasonable attorneys' fees, caused to SECURED PARTY by reason of its interest in the COLLATERAL;


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                                                                    EXHIBIT 10.3

                  d. not sell, lease, transfer, or otherwise dispose of or hypothecate the COLLATERAL, without the express prior written consent of the SECURED PARTY;

                  e. not permit liens on the COLLATERAL, except the lien created by this SECURITY AGREEMENT;

                  f. not use the COLLATERAL for any unlawful purpose or in any way that would void any effective insurance;

                  g. perform all acts necessary to maintain, preserve, and protect the COLLATERAL;

                  h. notify SECURED PARTY promptly in writing of any default, potential default, or any development that might have a material adverse effect on the COLLATERAL;

         5. DEBTOR'S REPRESENTATIONS AND WARRANTIES. DEBTOR covenants, warrants, and represents as follows:

                  a. DEBTOR, has the full corporate capacity to understand and enter into this SECURITY AGREEMENT and possesses all the necessary corporate authority to conduct its businesses in the fashion now conducted and as contemplated herein, wherever conducted;

                  b. The SECURITY AGREEMENT is a valid and binding obligation of DEBTOR. This SECURITY AGREEMENT creates a perfected, first priority security interest enforceable against the COLLATERAL in which DEBTOR'S rights will be effected as this SECURITY AGREEMENT creates a perfected, first priority security interest for the benefit of SECURED PARTY, which is enforceable against the COLLATERAL;

                  c. Neither the execution and delivery of this SECURITY AGREEMENT, nor the taking of any action in compliance with it, will (1) violate or breach any law, regulation, rule, order, or judicial action binding on DEBTOR, any agreement to which DEBTOR is a party, if such exist; or (2) result in the creation of a lien against the COLLATERAL except that created by this SECURITY AGREEMENT;

                  d. No default or potential default exists; and,

                  e. DEBTOR owns the COLLATERAL, subject only to those liens and adverse claims created by this SECURITY AGREEMENT.

         6. TERMINATION. This SECURITY AGREEMENT shall continue in effect even though from time to time there may be no outstanding obligations or commitments under this SECURITY AGREEMENT and/or the NOTE. This SECURITY AGREEMENT shall terminate when (a) DEBTOR'S complete performance of all obligations to SECURED PARTY, including without limitation the payment of all INDEBTEDNESS by DEBTOR to SECURED

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                                                                    EXHIBIT 10.3

PARTY; (b) SECURED PARTY has no commitment that could give rise to an obligation; and (c) DEBTOR has notified SECURED PARTY in writing of the termination.

         7. DEFAULT. DEBTOR shall be in default under this SECURITY AGREEMENT if:

                  a. DEBTOR fails to make the payment, or any payment when due, or the entire indebtedness to SECURED PARTY when due;

                  b. DEBTOR fails to make any remittances required by this SECURITY AGREEMENT;

                  c. DEBTOR commits any breach of this SECURITY AGREEMENT, or any present or future rider or supplement to this SECURITY AGREEMENT, or any other agreement between DEBTOR and SECURED PARTY evidencing the obligation or securing it;

                  d. Any warranty, representation, or statement, made by or on behalf of DEBTOR in or with respect to the SECURITY AGREEMENT, is false;

                  e. The COLLATERAL is lost, stolen, or damaged; or,

                  f. There is a seizure or attachment of, or a levy on, the COLLATERAL.

         8.       REMEDIES.

         8.1 Upon an event of default, SECURED PARTY may, at its option, to:

                  a. Declare the obligations immediately due and payable without demand, presentment, protest, or notice to DEBTOR, all of which DEBTOR expressly waives;

                  b. Terminate any obligations or to make future advances, if any;

                  c. Exercise all rights and remedies available to a secured creditor after default, including but not limited to the rights and remedies of secured creditors under the California Uniform Commercial Code;

                  d. Perform any of DEBTOR's obligations under this SECURITY AGREEMENT for DEBTOR's account; and,

                  e. SECURED PARTY's notice of the time and place of public sale of the COLLATERAL, or the time on or after which a private sale or other disposition of the COLLATERAL will be made, is reasonable if sent to DEBTOR in the manner for giving notice at least five days before the public or private sale.


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                                                                    EXHIBIT 10.3

                  f. Any money expended or obligations incurred in doing so, including reasonable attorneys' fees and interest at the highest rate permitted by law, will be charged to DEBTOR and added to the obligation secured by this SECURITY AGREEMENT.

         8.2 Upon an event of a notice of default by the SECURED PARTY, DEBTOR shall:

                  a. Assemble the COLLATERAL and make it and all records relating to it available to SECURED PARTY as SECURED PARTY directs; and,

                  b. Allow SECURED PARTY, its representatives, and its agents to enter the premises where all or any part of the COLLATERAL, the records, or both may be, and remove any or all of it.

         9. ATTORNEY'S FEES. In the event that SECURED PARTY is forced to engage attorneys to enforce its rights under the SECURITY AGREEMENT and the NOTE, including to collect payments due under the NOTE, DEBTOR shall be responsible for the payment of his, her or its costs and expenses of collection, including reasonable attorneys' fees.

         10. SURVIVAL OF DEBTOR'S REPRESENTATIONS AND WARRANTIES. DEBTOR's representations and warranties made in this SECURITY AGREEMENT shall survive its execution, delivery, and termination.

         11. ASSIGNMENT. This SECURITY AGREEMENT shall bind and enure to the benefit of the parties successors, heirs and assigns. However, DEBTOR may not assign its rights, duties and obligations under this SECURITY AGREEMENT or the NOTE without SECURED PARTY's prior written consent.

         12. NOTICES. Any communication to be given to any party to this SECURITY AGREEMENT shall be in writing and deemed delivered when delivered in person, sent by fax, or five (5) days after such is deposited in the United States Mail, postage prepaid, certified, return receipt requested and addressed to the party at its address set forth below:

                                  If to DEBTOR:

                              Advanced Media, Inc.
                          17337 Ventura Blvd. Suite 224
                                Encino, CA 91316

                              If to SECURED PARTY:

                                   Buddy Young
                             17614 McCormick Street
                                Encino, CA 91316


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                                                                    EXHIBIT 10.3

         13. BINDING EFFECT. The parties hereto hereby represent and warrant, each for themselves, that they have the capacity to and are authorized to enter into this SECURITY AGREEMENT on behalf of their respective party and that this SECURITY AGREEMENT, when duly executed, will constitute a legal, valid, and binding agreement, enforceable against each of the parties in accordance with the terms hereof.

         14. SEVERABILITY. In the event that any covenant, condition or other provision herein contained is held to be invalid, void, or illegal by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this SECURITY AGREEMENT and shall in no way affect, impair or invalidate any other covenant, condition or other provision herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition, or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

         15. WAIVER, AMENDMENT AND MODIFICATION. No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This SECURITY AGREEMENT may only be amended or modified by an instrument in writing executed by each of the parties hereto.

         16. CONSTRUCTION. This SECURITY AGREEMENT shall not be construed against the party preparing it, and shall be construed without regard to the identity of the person who drafted it or the party who caused it to be drafted and shall be construed as if all parties had jointly prepared this SECURITY AGREEMENT and it shall be deemed their joint work product, and each and every provision of this SECURITY AGREEMENT shall be construed as though all of the parties hereto participated equally in the drafting hereof; and any uncertainty or ambiguity shall not be interpreted against any one party. As a result of the foregoing, any rule of construction that a document is to be construed against the drafting party shall not be applicable.

         17. GOVERNING LAW. This SECURITY AGREEMENT shall be governed in all respects, including validity, interpretation, effect and enforcement, by the laws of the State of California.

         18.   COUNTERPARTS.   This  SECURITY   AGREEMENT  may  be  executed  in
counterparts, each of which, when so executed and delivered, shall be an original; however, such counterparts together shall constitute but one and the same SECURITY AGREEMENT.

/ / /

/ / /

/ / /

/ / /

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                                                                    EXHIBIT 10.3

         19. HEADINGS. The headings used herein are for convenience of reference only and do not constitute a part of this SECURITY AGREEMENT and shall not be deemed to limit or effect any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this SECURITY AGREEMENT effective as of the day and year above first written.


"DEBTOR":

ADVANCED MEDIA, INC., a Delaware corporation

By:      /s/ L. Stephen Albright
         --------------------------------
         L. STEPHEN ALBRIGHT, Secretary and Director


"SECURED PARTY":

         /s/ Buddy Young
         --------------------------------
         BUDDY YOUNG

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